                                                                    EXHIBIT 21.1

                  SUBSIDIARIES                                                   JURISDICTION
------------------------------------------------                           ------------------------
MeriStar Hospitality Finance Corp.                                         Delaware
AGH PSS I, Inc.                                                            Delaware
MeriStar Hotel Lessee, Inc.                                                Delaware
MeriStar Acquisition Company, L.L.C.                                       Delaware
MeriStar SPE LLC                                                           Delaware
Westchase SPE LLC                                                          Delaware
MeriStar Austin SPE LLC                                                    Delaware
MeriStar PA SPE LLC                                                        Delaware
MeriStar Lexington SPE LLC                                                 Delaware
MeriStar Madison SPE LLC                                                   Delaware
AGH UPREIT LLC                                                             Delaware
AGH Secaucus LLC                                                           Delaware
AGH DFW South LLC                                                          Delaware
AGH O'Hare International LLC                                               Delaware
AGH Portland/Shelton LLC                                                   Delaware
AGH 75 Arlington Heights LLC                                               Delaware
AGH 2780 Atlanta LLC                                                       Delaware
BCHI Acquisition, LLC                                                      Delaware
3100 Glendale Joint Venture                                                Ohio
MDV Limited Partnership                                                    Texas
Madison Motel Associates, LLP                                              Wisconsin
183 Hotel Associates, Ltd.                                                 Texas
455 Meadowlands Associates, Ltd.                                           Texas
DFW South I Limited Partnership                                            Texas
Lake Buena Vista Partners, Ltd.                                            Florida
Cocoa Beach Hotels, Ltd.                                                   Florida
Durham I-85 Limited Partnership                                            Delaware
Portland/Shelton LLC                                                       Delaware
Lenat Development Company, Ltd.                                            Texas
Mt. Arlington New Jersey, LLC                                              Delaware
75 Arlington Heights Limited Partnership, L.P.                             Delaware
2780 Atlanta Limited Partnership, L.P.                                     Delaware
EquiStar Irvine Company, L.L.C.                                            Delaware
EquiStar Colorado Company, L.L.C.                                          Delaware
EquiStar Somerset Company, L.L.C.                                          Delaware
EquiStar Charlotte Company, L.L.C.                                         Delaware
EquiStar Arlington Partners, L.P.                                          Delaware
EquiStar Latham Company, L.L.C.                                            Delaware
EquiStar Schaumburg Company, L.L.C.                                        Delaware
EquiStar Virginia Company, L.L.C.                                          Delaware
EquiStar Cleveland Company, L.L.C.                                         Delaware
EquiStar Salt Lake Company, L.L.C.                                         Delaware
EquiStar Bellevue Company, L.L.C.                                          Delaware
EquiStar Ballston Company, L.L.C.                                          Delaware
EquiStar Atlanta GP Company, L.L.C.                                        Delaware
EquiStar Atlanta LP Company, L.L.C.                                        Delaware

                  SUBSIDIARIES                                                   JURISDICTION
------------------------------------------------                           ------------------------
Lepercq Atlanta Renaissance Partners, L.P.                                 Delaware
CapStar Sacramento Company, L.L.C.                                         Delaware
CapStar San Francisco Company, L.L.C.                                      Delaware
MeriStar Del Rey, L.L.C.                                                   Delaware
MeriStar Secured Holdings LLC                                              Delaware
CapStar Englewood Company, L.L.C.                                          Delaware
CapStar Lafayette Company, L.L.C.                                          Delaware
CapStar Albuquerque Company, L.L.C.                                        Delaware
MCV Venture, L.L.C.                                                        Kentucky
BA Parkway Associates II, L.P.                                             Delaware
CapStar AP Partners, L.P.                                                  Delaware
CapStar Westchase Partners, L.P.                                           Delaware
MeriStar West Loop, L.P.                                                   Delaware
CapStar Tucson Company, L.L.C.                                             Delaware
CapStar Mesa Company, L.L.C.                                               Delaware
CapStar San Pedro Company, L.L.C.                                          Delaware
Capstar C.S. Company, L.L.C.                                               Delaware
CapStar Windsor Locks Company, L.L.C.                                      Delaware
CapStar Hartford Company, L.L.C.                                           Delaware
CapStar Georgetown Company, L.L.C.                                         Delaware
CapStar Washington Company, L.L.C.                                         Delaware
CapStar Jekyll Company, L.L.C.                                             Delaware
CapStar Chicago Company, L.L.C.                                            Delaware
CapStar Indianapolis Company, L.L.C.                                       Delaware
CapStar Lexington Company, L.L.C.                                          Delaware
CapStar Louisville Company, L.L.C.                                         Delaware
CapStar Cross Keys Company, L.L.C.                                         Delaware
CapStar Columbia Company, L.L.C.                                           Delaware
CapStar Roland Park Company, L.L.C.                                        Delaware
Hotel Columbia Company                                                     Maryland
CapStar Detroit Airport Company, L.L.C.                                    Delaware
CapStar KC Company, L.L.C.                                                 Delaware
CapStar Morristown Company, L.L.C.                                         Delaware
CapStar Oklahoma City Company, L.L.C.                                      Delaware
CapStar Frazer Company, L.L.C.                                             Delaware
CapStar Medallion Houston Partners, L.P.                                   Delaware
CapStar Dallas Partners, L.P.                                              Delaware
CapStar Mockingbird Partners, L.P.                                         Delaware
CapStar Medallion Dallas Partners, L.P.                                    Delaware
CapStar Medallion Austin Partners, L.P.                                    Delaware
CapStar Midland Partners, L.P.                                             Delaware
CapStar Houston SW Partners, L.P.                                          Delaware
CapStar National Airport Company, L.L.C.                                   Delaware
CapStar Forrestal Company, L.L.C.                                          Delaware

                  SUBSIDIARIES                                                   JURISDICTION
------------------------------------------------                           ------------------------
CapStar Cherry Hill Company, L.L.C.                                        Delaware
MeriStar Santa Barbara, L.P.                                               Delaware
MeriStar LAJV, L.P.                                                        Delaware
MeriStar Cathedral City, L.P.                                              Delaware
Madison Washington Associates                                              Delaware
MeriStar S.S. Plantation Company, LLC                                      Delaware
MeriStar Marco Island Company, LLC                                         Delaware
MeriStar Sanibel Inn Company, LLC                                          Delaware
MeriStar Sanibel Beach Company, LLC                                        Delaware
MeriStar Sanibel Golf Company, LLC                                         Delaware
MeriStar Song of the Sea Company, LLC                                      Delaware
MeriStar Sundial Beach Company, LLC                                        Delaware
MeriStar Seaside Inn Company, LLC                                          Delaware
MeriStar Safety Harbor Company, LLC                                        Delaware
MeriStar Shirley's Parcel Company, LLC                                     Delaware
MeriStar Plantation Shopping Center Company, LLC                           Delaware
MeriStar Hotel (Calgary Airport) LLC                                       Delaware
MeriStar Hotel (Surrey) LLC                                                Delaware
MeriStar Hotel (Burnaby) LLC                                               Delaware
MeriStar Hotel (Vancouver) LLC                                             Delaware
CapStar Hotel (Calgary Airport) Inc.                                       British Columbia, Canada
CapStar Hotel (Surrey) Inc.                                                British Columbia, Canada
Metrotown Overseas Holdings, Inc.                                          British Columbia, Canada
339742 B.C. Ltd.                                                           British Columbia, Canada
3339743 B.C. Ltd.                                                          British Columbia, Canada
Centential Hotel Ltd.                                                      British Columbia, Canada